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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event Reported) November 30, 1998


                                COLUMBIA BANCORP
             (Exact name of registrant as specified in its charter)

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
                                                    0-27938                                 93-1193156
               Oregon                             (Commission                            (I.R.S. Employer
      (State of Incorporation)                    File Number)                        Identification Number)

                        420 East Third Street, Suite 200
                            The Dalles, Oregon 97058
                    (Address of principal executive offices)

                                 (541) 298-6647
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Acquisition of Valley Community Bancorp. Effective November 30, 1998 Columbia Bancorp, The Dalles, Oregon, completed its acquisition of Valley Community Bancorp, McMinnville, Oregon. The acquisition was accomplished through an Agreement and Plan of Share Exchange dated as of August 3, 1998 (the "Agreement").

ITEM 7.  EXHIBITS

         Columbia Bancorp's most recent Form 10-Q, which was filed with the Commission on November 16, 1998, included as exhibits the Agreement referenced in Item 2 above (Exhibit 2), and pro forma and other financial information concerning the acquisition (Exhibit 99). These exhibits are hereby incorporated herein by this reference. The exhibit described below is attached to this Form 8-K.

(a)      Exhibits.
                  99(a) Press Release dated December 1, 1998, issued by Columbia Bancorp to announce the closing of the transaction


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      COLUMBIA BANCORP


Dated:   December 2, 1998             /s/ Terry L. Cochran
                                      -----------------------------------------
                                      Terry L. Cochran, President and Chief
                                      Executive Officer, Director (Columbia
                                      Bancorp and Columbia River Bank)


Dated:   December 2, 1998             /s/ Neal T. McLaughlin
                                      -----------------------------------------
                                      Neal T. McLaughlin, EVP, Chief Financial
                                      Officer - Columbia River Bank; and Chief
                                      Financial Officer - Columbia Bancorp


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